s                                                                  EXHIBIT 10.48

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                              AMENDED AND RESTATED
                            2003 STOCK INCENTIVE PLAN


ARTICLE I.
ESTABLISHMENT, PURPOSE, AND DURATION

      1.1 ESTABLISHMENT OF THE PLAN. Guardian Technologies International, Inc., a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "Amended and Restated 2003 Stock Incentive Plan" (the "Plan"), as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Nonqualified Stock Options and Incentive Stock Options.

      This Plan was adopted by the Board of Directors of the Company on August 29, 2003 (the "Effective Date") and was amended and restated by the Board of Directors on December 2, 2003, subject to approval of the stockholders of the Company.

      1.2 PURPOSE OF THE PLAN. The Plan is intended to foster the success of the Company and its subsidiaries by providing incentives to Eligible Employees, directors and consultants to promote the long-term financial success of the Company. The Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Eligible Employees, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

      1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article VII herein, until August 28, 2013, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date, which shall remain valid in accordance with their terms.

ARTICLE II.
DEFINITIONS

      2.1 DEFINITIONS. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

         (a) "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

         (b) "AGREEMENT" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

         (c) "AWARD" means individually or collectively, a grant under this Plan of Incentive Stock Options or Nonqualified Stock Options.

         (d) "AWARD DATE" or "GRANT DATE" means the date on which an Award is made by the Committee under this Plan.

         (e) "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

         (f) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         (g) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         (h) "COMMITTEE" means the Committee as the Board may from time to time appoint to administer the Plan or the Board of Directors if no such committee has been appointed.

         (i)  "COMPANY"  means  GUARDIAN   TECHNOLOGIES   INTERNATIONAL,   INC.,
including all Affiliates and Subsidiaries, or any successor thereto as provided in Article IX herein.

         (j) "DISABLED" OR  "DISABILITY"  shall have the meaning set forth under
Section 22(e)(3) of the Code.

         (k) "ELIGIBLE EMPLOYEE" means any officer or other employee of the Company or its Subsidiaries (including any entity that becomes a Subsidiary after the adoption of this Plan).

         (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (m) "FAIR MARKET VALUE" on a particular date means as follows:

            (i) If the Stock is listed or admitted to trading on a recognized national securities exchange, the mean between the high and low sales prices of a share of Stock in consolidated trading as reported for such date in the Wall Street Journal with regard to securities listed or admitted to trading on such recognized national securities exchange; or

            (ii) If the Stock is approved for trading on Nasdaq National Market System or Nasdaq SmallCap Market, the mean between the high and low sales prices of a share of Stock as reported for such date in the Wall Street Journal with regard to Nasdaq issues; or

            (iii) If the Stock is not listed and traded upon a national securities exchange or quoted on the Nasdaq National Market System or Nasdaq SmallCap Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the mean between the closing bid and asked quotations for such stock on such date as reported by such recognized stock quotation service; or

            (iv) If in (i), (ii) or (iii) above, as applicable, there were no sales or bids or quotes, as the case may be, upon such date reported as provided above, the respective prices on the most recent prior day on which sales or bids or quotes, as the case may be, were so reported; or

            (v) If fair market value of the Stock cannot be established under subparagraphs (i), (ii), (iii), or (iv) above, then it shall be the fair market value as determined in good faith by the Committee.

         In the case of an Incentive Stock Option, if the foregoing method of determining fair market value should be inconsistent with section 422 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with such section of the Code and shall mean the value as so determined.

         (n) "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

         (o) "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

         (p) "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

         (q) "PARTICIPANT" means an Eligible Employee, director or consultant who has been granted an Award under the Plan.

         (r) "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

         (s) "PLAN" means the Guardian Technologies International, Inc. Amended and Restated 2003 Stock Incentive Plan as described herein, as hereafter from time to time amended.

         (t) "PUBLICLY TRADED" means stock of a class which is listed or admitted to unlisted trading privileges on a national securities exchange, Nasdaq National Market System or Nasdaq SmallCap Market or as to which sales or bid and asked quotations are reported by a recognized quotation service. For this purpose, The National Association of Securities Dealers, Inc.'s OTC Bulletin Board shall be deemed a recognized quotation service.

         (u) "SEC" means Securities and Exchange Commission.

         (v) "SECRETARY" means the officer designated as the Secretary of the Company.

         (w) "STOCK" or "SHARES" means the common stock, $.001 par value per share, of the Company.

         (x) "SUBSIDIARY" shall mean, with respect to any corporation, a subsidiary of that corporation within the meaning of Code section 424(f).


ARTICLE III.
ADMINISTRATION

      3.1 GENERAL. The Plan shall be administered by the Board of Directors of the Company or a committee designated by the Board consisting of two (2) or more directors appointed from time to time by the Board each of whom shall be a "Non-Employee Director," as defined in Rule 16b-3 under the Exchange Act and an "outside director," within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986, as amended, by the Omnibus Budget Reconciliation Act of 1993. Notwithstanding the foregoing, the Board may, in its discretion, delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to awards to employees who are not subject to Section 16 of the Exchange Act at the time any such delegated authority or responsibility is exercised. Such other committee may consist of two (2) or more directors who may, but need not, be officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has delegated to such other committee the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be to such other committee.

      3.2 COMMITTEE POWERS. The Committee shall have all powers necessary or desirable to administer the Plan. The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan's administration; (v) to accelerate the exercisability of any Award; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan in its sole judgment and discretion.

      3.3 SELECTION OF PARTICIPANTS. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Eligible Employees, directors or consultants as may be selected by it. Each Award shall be evidenced by an Agreement.

      3.4 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

      3.5 RULE 16B-3 REQUIREMENTS; CODE SECTION 162(M). Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award, and the Board may amend the Plan in any such respects, as they may determine are necessary or desirable to satisfy the provisions of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act. Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Code
Section 162(m)(4)(C) from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

ARTICLE IV.
STOCK SUBJECT TO THE PLAN

      4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 30,000,000. The Company shall reserve and set aside for issuance pursuant hereto the maximum aggregate number of Shares provided for in the immediately preceding sentence upon Company's receiving approval from the stockholders of the Company of an increase in the authorized capital stock of the Company at the next meeting of stockholders, and no Awards granted pursuant to this Plan shall vest or become exercisable until such an increase in the capitalization of the Company has been so authorized and approved. Except as provided in Sections 4.2 and 4.3 herein, the issuance of Stock in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

      4.2 LAPSED  AWARDS OR FORFEITED  SHARES.  If any Award  granted under this
Plan terminates, expires or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards are forfeited or repurchased by the Company, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

      4.3 DELIVERY OF SHARES AS PAYMENT. In the event a Participant pays the Option Price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option; provided that the number of Shares available for future Awards to
Section 16 Persons under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option only if Rule 16b-3 would, in the opinion of the Committee, be satisfied.

      4.4 CAPITAL ADJUSTMENTS. If the outstanding Shares of the Company are increased, decreased or exchanged, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split or other distribution in respect of such Shares, for a different number or kind of Shares, or if additional Shares or new or different Shares are distributed in respect of such Shares, then to the extent required by the applicable Option Agreement an appropriate and proportionate adjustment shall be made by the Committee, whose determination shall be binding on all persons. The number and class of Shares subject to each outstanding Award, the Option Price (as hereinafter defined) and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to any such adjustment. If the adjustment would produce fractional Shares with respect to any then outstanding Awards, the Committee may adjust appropriately the number of Shares covered by the outstanding Awards so as to eliminate the fractional shares. Any adjustments to be made with respect to Incentive Stock Options shall comply with sections 422 and 424 of the Code.

sARTICLE V.
ELIGIBILITY

      All Eligible Employees, directors and consultants of the Company and its subsidiaries may participate in the Plan.

ARTICLE VI.
STOCK OPTIONS

      6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Eligible Employees and Nonqualified Stock Options may be granted to directors or consultants of the Company and its Subsidiaries at any time and from time to time as shall be determined by the Committee. Subject to Section 4.1 above, the Committee shall have complete discretion in determining the number of Shares subject to Options granted provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which an Eligible Employee may first exercise ISOs granted under the Plan during any calendar year may not exceed one hundred thousand dollars ($100,000) or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder. It is the intention of the Company that ISOs granted under the Plan qualify as such under Section 422 of the Code; provided, however, that in the event any such ISO fails or ceases to qualify under Section 422 of the Code, it shall nevertheless remain valid and exercisable according to its terms as a Nonqualified Stock Option.

      6.2 OPTION AGREEMENT. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

      6.3 OPTION PRICE. The exercise price per share of Stock covered by an Option ("Option Price") shall be determined by the Committee subject to the following limitations. In the case of an ISO, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of such Stock on the Grant Date or in the case of any optionee who, at the time such Incentive Stock Option is granted, directly or indirectly, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporation, not less than one hundred ten percent (110%) of the Fair Market Value of such Stock on the date the Incentive Stock Option is granted.

      6.4 DURATION OF OPTIONS. Each Option shall expire on the earliest of (a) ten (10) years from the date it is granted, (b) sixty (60) days after the optionee dies or becomes Disabled, (c) immediately upon the optionee's termination of employment or service or cessation of Board service, whichever is applicable, or (d) such date as the Committee shall determine, as set forth in the relevant Option Agreement; provided, however, that no ISO which is granted to an optionee who, at the time such Option is granted, owns Stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, shall be exercisable after the expiration of five (5) years from the date such Option is granted.

      6.5 EXERCISABILITY. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants. No Option issued to a Person subject to Section 16 of the Exchange Act, however, shall be exercisable until the expiration of at least six (6) months after the Award Date, except that such limitation shall not apply in the case of death or Disability, or as set forth in Article IX.

      6.6 METHOD OF EXERCISE. Options may be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised. The Option Price shall be payable to the Company in full by the Participant who, if so provided in the Option Agreement, may: (i) deliver cash in satisfaction of all or any part of the Option Price; (ii) deliver, or cause to be withheld from the Option, shares of Stock, valued at Fair Market Value on the date of exercise, in satisfaction of all or any part of the Option Price; or (iii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to sell immediately some or all of the Shares acquired by exercise of the Option and to promptly deliver to the Company an amount of the sale proceeds (and in lieu of or pending a sale, loan proceeds) sufficient to pay the Option Price. For purposes of payment described in (iii) above, the exercise shall be deemed to have occurred on the date the Company receives the exercise notice, accompanied by the broker instructions.

      6.7 NONTRANSFERABILITY OF OPTIONS.

         (a) Except as specifically provided in an Agreement pursuant to subsection (b) of this Section, no Options granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or by the laws of descent and distribution. During the lifetime of a Participant to whom an Incentive Stock Option is granted, the Incentive Stock Option may be exercised only by the Participant.

         (b)  Any  Option  granted  hereunder  will  be   nontransferable   and,
accordingly, shall not be assignable, alienable, salable or otherwise transferable by any Participant, unless the Participant's Agreement, as determined in the discretion of the Committee, expressly authorizes all or a portion of the Options to be granted to the Participant on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Agreement pursuant to which Options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Article, and (z) subsequent transfers of transferred Options shall be prohibited except those transferred by will or the laws of descent and distribution. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Article VI, the term Participant shall be deemed to refer to the transferee. The events of termination of employment or service or cessation of Board service of this Article shall continue to be applied with respect to the original Participant to whom the Option was granted, following which the Option shall be exercisable by the transferee only to the extent, and for the period specified in this Article VI.

      6.8 NO RIGHTS AS SHAREHOLDER. No optionee shall have any rights as a shareholder with respect to Shares subject to an Option until the date of effective exercise of such Option.

ARTICLE VII.
AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

      7.1 AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board may terminate, amend or modify the Plan. The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Code Section 162(m) and regulations issued thereunder. Such amendment or modification may be without shareholder approval, except to the extent shareholder approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

      7.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan, other than pursuant to Section 4.4 herein, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE VIII.
WITHHOLDING

      8.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise or payment under or as a result of this Plan.

      8.2 STOCK WITHHOLDING. To the extent the Code requires withholding upon the exercise of Nonqualified Stock Options, or upon the occurrence of any other similar taxable event, the Committee may permit or require, subject to any rules it deems appropriate, the withholding requirement to be satisfied, in whole or in part, with or without the consent of the Participant, by having the Company withhold shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined.

ARTICLE IX.
SUCCESSORS

      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, reorganization or other transaction entered into by the Company.

ARTICLE X.
GENERAL

      10.1 REQUIREMENTS OF LAW. The granting of Awards and the issuance of shares of Stock under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required. No shares of Stock shall be issued or transferred pursuant to this Plan unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

      10.2 EFFECT OF PLAN. The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Company, a Subsidiary, or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Participant, nor is it a contract between the Company or any of its Subsidiaries and any Participant. Participation in the Plan shall not give any Participant any right to be retained in the service of the Company or any of its Subsidiaries. No Award and no right under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated in respect to the Award in the event of the death of the holder of the Award and except, also, that if the beneficiary shall be the executor or administrator of the estate of the holder of the Award, any rights in respect to such Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Award or under the laws relating to descent and distribution.

      10.3 CREDITORS. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, nor shall the Company be deemed to be a trustee of any rights granted under the Plan and rights to payment of Awards shall be no greater than the rights of the Company's general creditors

      10.4 GOVERNING LAW. The Plan, and all Agreements hereunder, shall be governed by, and construed and administered in accordance with, the laws of the State of Delaware.

      10.5 SEVERABILITY. In the event any provision of the Plan or any Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or Agreement, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      10.6 NOTICES. All notices under the Plan shall be in writing, and if to the Company, shall be mailed to:

                      Guardian Technologies International, Inc.
                      21351 Ridgetop  Circle
                      Suite  300
                      Dulles, Virginia 20166
                      Attention: The Board of Directors

Notices to the Participant shall be delivered personally or mailed to the Participant at his address as it appears in the records of the Company. The address of any party may be changed at any time by written notice to the other party given in accordance with this provision.

      10.7 INDEMNIFICATION. No member of the Committee or the Board shall be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in his or her capacity as a member of the Committee for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including reasonable counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

       APPENDIX C - ARTICLES OF AMENDMENT TO CERTIFICATE OF INCORPORATION

                    GUARDIAN INTERNATIONAL TECHNOLOGIES, INC.
                              ARTICLES OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION


      The   undersigned   President  and  Secretary  of  Guardian   Technologies
International, Inc., do hereby certify as follows:

      1. The name of the corporation (hereinafter called the "Corporation") is:

                    Guardian Technologies International, Inc.

      2. The Corporation desires to increase its authorized capital stock from 16,000,000 shares to 201,000,000 shares of capital stock 200,000,000 of which shares shall be shares of common stock, par value $0.001 per share, and 1,000,000 of which shall be shares of preferred stock, par value $0.20 per share.

      3. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 13, 1996, and is amended by deleting the first paragraph of Article FOURTH thereof and inserting in lieu thereof the following:

ARTICLE FOURTH:

      The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 201,000,000 divided into classes as follows:

      200,000,000 shares shall be common stock, par value $0.001 per share (the "Common Stock")

      1,000,000 shares shall be preferred stock, par value $0.20 per share ("Preferred Stock").

Shares of any class of stock of the Corporation may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

The remaining paragraphs of Article FOURTH remain unchanged.

      4. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and these Articles of Amendment to Certificate of Incorporation to be signed by its President and Secretary as of the __ day of ______, 2004.

Attest:

------------------------------     ------------------------------
Michael W. Trudnak, Secretary      Robert A. Dishaw, President

[SEAL]